Exhibit 99.2

                          NOTICE OF GUARANTEED DELIVERY

                              CLAIRE'S STORES, INC.

Exchange Offer of $250,000,000 aggregate principal amount of the Company's 9.25% Senior Notes due 2015, $350,000,000 aggregate principal amount of the Company's 9.625%/10.375% Senior Toggle Notes due 2015 and $335,000,000 aggregate principal amount of the Company's 10.50% Senior Subordinated Notes due 2017

      This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Claire's Stores, Inc., a Florida corporation (the "Company"), made pursuant to the prospectus dated , 2008 (the "Prospectus") and the enclosed Letter of Transmittal (the "Letter of Transmittal"), if certificates for Old Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date (as defined below) of the Exchange Offer. This form may be delivered or transmitted by hand delivery, facsimile transmission, overnight courier or regular, registered, or certified mail to The Bank of New York (the "Exchange Agent") as set forth below. Capitalized terms used but not defined herein shall have the same meanings given to them in the Prospectus or the Letter of Transmittal.

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
ON           , 2008 UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED,
THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                   To: The Bank of New York, as Exchange Agent

                  By Registered, Certified, or Regular Mail, by
                    Overnight Courier, or by Hand Delivery:

                              The Bank of New York
                           Corporate Trust Operations
                               Reorganization Unit
                       101 Barclay Street -- Floor 7 East
                               New York, NY 10286
                             Attention: David Mauer

                                       Or
                           By Facsimile Transmission:
                                  212-815-3687

                                   Telephone:
                                  212-298-1915

      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Guarantor Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

Ladies and Gentlemen:

      Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering holder of Old Notes set forth in the Letter of Transmittal.

      The undersigned understands that tenders of Old Notes will be accepted only in authorized denominations. The undersigned understands that tenders of Old Notes pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., New York City time, on the Expiration Date. Tenders of Old Notes may be withdrawn if the Exchange Offer is terminated or as otherwise provided in the Prospectus.

      All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the successors, assigns, heirs, personal representatives, executors, administrators, trustees in bankruptcy and other legal representatives of the undersigned.

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Principal Amount of Old 9.25% Senior Notes Tendered:*      If Old 9.25% Senior
                                                           Notes will be
                                                           delivered by
                                                           book-entry transfer,
                                                           provide account
                                                           number.

$                                                          Account Number:

Certificate Nos. (if available):

Total Principal Amount Represented by
Old 9.25% Senior Notes Certificate(s):

$
--------------------------------------------------------------------------------

Principal Amount of Old 9.625%/10.375% Senior Toggle       If Old 9.625%/10.375%
Notes Tendered:*                                           Senior Toggle Notes
                                                           will be delivered by
                                                           book-entry transfer,
                                                           provide account
                                                           number.
$

                                                           Account Number:

Certificate Nos. (if available):

Total Principal Amount Represented by
Old 9.625%/10.375% Senior Toggle Notes Certificate(s):

$
--------------------------------------------------------------------------------

Principal Amount of Old 10.50% Senior Subordinated Notes   If Old 10.50% Senior
Tendered:*                                                 Subordinated Notes
                                                           will be delivered by
                                                           book-entry transfer,
                                                           provide account
                                                           number.

$
                                                           Account Number:

Certificate Nos. (if available):

Total Principal Amount Represented by
Old 10.50% Senior Subordinated Notes Certificate(s):

$
--------------------------------------------------------------------------------

        * Must be in minimum denominations of principal amount of $2,000 and in integral multiples of $1,000.

                                PLEASE SIGN HERE

X
  -----------------------------------

X
  -----------------------------------                ---------------------------
Signature(s) of Holder(s) or Authorized Signatory    Date

      This Notice of Guaranteed Delivery must be signed by the holder(s) of Old Notes exactly as his or her name(s) appear(s) on the certificate(s) for the Old Notes or, if delivered by a participant in The Depository Trust Company, exactly as such participant's name appears on a security position listing as the owner of Old Notes or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below beside "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act as provided in the Letter of Transmittal.

                              Please Type or Print

Name(s):
              -------------------------------------------------

Capacity:
              -------------------------------------------------

Address(es):
              -------------------------------------------------

Area Code and Telephone
Number:
                          -------------------------------------

                                    GUARANTEE

      The undersigned, a member of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above within three New York Stock Exchange trading days after the execution of this Notice of Guaranteed Delivery.

Name of Firm:
               --------------------------------    -----------------------------
                                                         Authorized Signature

Address:                                           Name:
               --------------------------------          -----------------------

-----------------------------------------------    -----------------------------
                                                       (Please Type or Print)

                                                   Title
-----------------------------------------------          -----------------------

Area Code and Tel.
No.:
                   ----------------------------

Date:
                   ----------------------------

   DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD
           NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.